Executing our Growth and Value Vision
Merrill Lynch Global Power & Gas Leaders Conference
September 27, 2006
New York City
Exhibit 99.1
Filed by Dynegy Acquisition, Inc.
Pursuant to Rule 425 of the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended
Subject Company: Dynegy Inc.
Commission File No: 001-15659.

Growth • Value • Vision
FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
This presentation includes statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements”
within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed transaction, expected synergies and anticipated future financial operating performance and results, including estimates of growth. These statements are based on the current expectations of Dynegy’s management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document.
For example: The company may be unable to obtain shareholder approval required for the transaction; the company may be unable to obtain regulatory approvals required for the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on the company or cause the companies to abandon the transaction; conditions to the closing of the transaction may not be satisfied; problems may arise in successfully integrating the operations of the companies, which may result in Dynegy not operating as effectively and efficiently as expected; Dynegy may be unable to achieve expected synergies or it may take longer than expected to achieve the synergies; the transaction may involve unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from the companies’ expectations; the businesses of the companies may suffer as a result of uncertainty surrounding the transaction; the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and the companies may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Dynegy are set forth in its filings with the
Securities and Exchange Commission, which are available free of charge on the SEC's web site at www.sec.gov.
In connection with the LS Power transaction announced on September 15, 2006, Dynegy will file a proxy statement/prospectus with the SEC.
INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE IMPORTANT INFORMATION CONTAINED IN THE MATERIALS
REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE. IT WILL CONTAIN IMPORTANT INFORMATION ABOUT DYNEGY, LS
POWER, THE NEW COMPANY AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a copy of the proxy statement/prospectus and other documents containing information about Dynegy and LS Power, free of charge, at the SEC’s web site at www.sec.gov and at Dynegy’s web site at www.dynegy.com. Copies of the proxy statement/prospectus may also be obtained by writing Dynegy Inc. Investor
Relations, 1000 Louisiana Street, Houston, Texas 77002 or by calling 713-507-6466.
Dynegy, LS Power and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Dynegy’s shareholders in respect of the proposed transaction. Information regarding Dynegy’s directors and executive officers is available in the company’s proxy statement for its 2006 Annual Meeting of Shareholders, dated April 3, 2006.
Additional information regarding the interests of such potential participants will be included in the forthcoming proxy statement/prospectus and other relevant documents filed with the SEC when they become available.
Non-GAAP Financial Measures: We use the non-GAAP financial measures “EBITDA” and “free cash flow” in these materials.
EBITDA is a non-GAAP financial measure. Consolidated EBITDA can be reconciled to Net income (loss) using the following calculation: Net income
(loss) less Income tax benefit (expense), plus Interest expense and Depreciation and amortization expense equals EBITDA. Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis. However, EBITDA should not be used in lieu of GAAP measures such as net income and cash flow from operations.
Free cash flow is a non-GAAP financial measure. Free cash flow can be reconciled to operating cash flow using the following calculation: Operating cash flow plus investing cash flow (consisting of asset sale proceeds less business acquisition costs, capital expenditures and changes in restricted cash) equals free cash flow. We use free cash flow to measure the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations. Free cash flow should not be used in lieu of GAAP measures with respect to cash flows and should not be interpreted as available for discretionary expenditures, as mandatory expenditures such as debt obligations are not deducted from the measure.

Growth • Value • Vision
AGENDA
AGENDA
Transaction Overview and Valuation
Enhanced Scale, Diversity and Market Position
Development and Repowering Pipeline
Capital Structure Overview
Value Proposition and Next Steps

Growth • Value • Vision
TRANSACTION OVERVIEW
TRANSACTION OVERVIEW
Dynegy and LS Power have agreed to combine:
100% of Dynegy’s power generation portfolio
100% of LS Power Group’s power generation portfolio
Dynegy to acquire 50% ownership interest in LS Power’s generation development business
Increased organic growth prospects through existing repowering opportunities
Assets
Development Repowering
Pro forma 20,000+ MW
concentrated in Midwest,
Northeast, and Western
regions
Enhanced fuel and
dispatch diversity
New strategic position in
California
Pro forma 20,000+ MW
concentrated in Midwest,
Northeast, and Western
regions
Enhanced fuel and
dispatch diversity
New strategic position in
California
Approximately 7,600 MW of
predominantly coal generation
in various stages of
development
Approximately 30% of
development projects in
advanced stages
Approximately 7,600 MW of
predominantly coal generation
in various stages of
development
Approximately 30% of
development projects in
advanced stages
Creates leading merchant power generator with
proven asset development capabilities and multiple value drivers
Approximately 2,270 MW of
predominantly CCGT
repowering opportunities at
existing LS Power sites
Experienced LS Power
personnel to lead development
joint venture
Approximately 2,270 MW of
predominantly CCGT
repowering opportunities at
existing LS Power sites
Experienced LS Power
personnel to lead development
joint venture

Growth • Value • Vision
KEY VALUATION METRICS
KEY VALUATION METRICS
Transaction consideration: $2.0 B equity value; $4.1 B enterprise value
LS operating assets 2007 expected EBITDA: $360 MM – $400 MM
LS Power 2007 expected free cash flow: $205 MM – $245 MM
Significantly accretive to 2007 expected free cash flow
(1) Amount related to Plum Point 1, which is under construction.
(2) Assumes utilization of Dynegy NOLs.
Note: $2.0 B equity value calculated using 340,000,000 newly issued shares at $5.76 per share (Dynegy closing price on 9/14/06.) Enterprise value calculated using $2.0 B equity value plus $1.8 B in project debt assumed and $375 MM other consideration. Financial expectations for LS Power are preliminary and based on indicative measures and various assumptions and other factors beyond our control, including commodity prices in applicable regions. Actual future performance may differ materially from these preliminary expectations, which will be impacted by purchase accounting adjustments and may not be updated to reflect future changes.
Transaction Consideration (Enterprise) 4,141 $     2007 Expected EBITDA (Mid-Point) 380 $
Less: Consideration for Non-Operating Assets (350) Less: Interest Expense (125)
Less: Net Debt of Non-Operating Assets
(1)
(106) Less: Capital Expenditures (30)
Consideration for Operating Assets (Enterprise) 3,685 Free Cash Flow (Mid-Point) 225 $
Less: Operating Asset Debt Assumed (1,702)
Operating Assets Consideration (Equity) 1,983 $
2007 Operating Asset EBITDA Multiple (Mid-Point) 9.7x 2007 Operating Asset Free Cash Flow Yield 11.3%
Transaction Consideration
2007 Expected
Operating Asset EBITDA/Free Cash Flow
(2)

Growth • Value • Vision
TRANSACTION VALUATION
TRANSACTION VALUATION
Free Cash Flow
Accretion
Enhanced
Financial Stability
Valuation and
Financial Metrics
Immediately and
increasingly accretive
to free cash flow
LS operating assets’
contracted sales
provide stable free
cash flow even in low
commodity price
environment
Immediately and
increasingly accretive
to free cash flow
LS operating assets’
contracted sales
provide stable free
cash flow even in low
commodity price
environment
LS operating assets
provide a highly
predictable cash flow
stream to rapidly
deleverage and shift value
to common stock
Dynegy’s baseload-
oriented cash flow stream
provides significant upside
potential for common stock
Dynegy’s peaking assets
create upside with future
power market recovery
LS operating assets
provide a highly
predictable cash flow
stream to rapidly
deleverage and shift value
to common stock
Dynegy’s baseload-
oriented cash flow stream
provides significant upside
potential for common stock
Dynegy’s peaking assets
create upside with future
power market recovery
Transaction is accretive to free cash flow
and improves multiple financial metrics
Free cash flow yield of
LS operating assets
expected to be
approximately 11%
(1)
Approximately $470/kW
(2)
for operating portfolio
with strong long-term
contracts
Net debt-to-capital ratio
initially expected to be
56%
(3)
pro forma, and
rapidly deleveraging
Free cash flow yield of
LS operating assets
expected to be
approximately 11%
(1)
Approximately $470/kW
(2)
for operating portfolio
with strong long-term
contracts
Net debt-to-capital ratio
initially expected to be
56%
(3)
pro forma, and
rapidly deleveraging
(1) See page 5 for more details.
(2) Based on 7,919 MW of operating assets, excluding Plum Point.
(3) Excludes Plum Point.

DYNEGY
U.S. Power Group

[redacted]

Exelon
PSEG
CALPINE
NRG
PPL
Constellation Energy
DYNEGY
TXU
Reliant Energy
DYNEGY
MIRANT
AES
TransAlta

[redacted]

Growth • Value • Vision
More sources of earnings More sources of earnings
and value without and value without
substantial cost increases substantial cost increases
A TOP TIER MERCHANT GENERATOR
A TOP TIER MERCHANT GENERATOR
Pro Forma
(1) (4)
U.S. Unregulated Generation (Net MW)
43,911
26,675
22,584
21,960
20,104
18,300
15,934
11,920
10,567
9,749
7,664
Note: Excludes announced development programs.
(1) Pro forma for divestiture of mitigation assets.
(2) Pro forma for announced asset sales.
(3) Pro forma for the expected 4Q 2006 sale of Rockingham, a 900-MW dual-fuel facility in North Carolina.
(4) Includes 10,228 MW capacity from natural gas fired plants for which TXU has announced intentions to explore strategic alternatives, including a potential sale.
Increased scale and scope significantly enhances
competitive position of our power generation business
(3)
(2)
(2)
(3)

Growth • Value • Vision
NEW DYNEGY PORTFOLIO
NEW DYNEGY PORTFOLIO
Strategically concentrated portfolio in key regions
with strong new position in California
Note: Plum Point 1 currently under construction.
MW totals exclude development and repowerings.
Primary Fuel Type
Nameplate Capacity (MW)
More than 900 MW
500 MW to 900 MW
150 MW to 500 MW
Less than 150 MW
LS Power - Operating
Coal
Gas
Gas/Oil
Wind
LS Power - Development
Dynegy Inc.
West
5,232 MW
Midwest
8,976 MW
Northeast
4,373 MW
Transmission

Growth • Value • Vision
DIVERSIFIED AND BALANCED PORTFOLIO
DIVERSIFIED AND BALANCED PORTFOLIO
Dynegy LS Power Combined
Geographic
Diversity
Dispatch
Diversity
A complementary mix of geographic locations
with baseload, intermediate and peaking capabilities
Note: Includes Plum Point, which is under construction.
Fuel
Diversity
Coal/Oil 21.2%
Dual Fuel 6.7%
Gas -
CCGT
32.8%
Gas -
Simple Cycle
39.3%
Northeast
23.5%
Midwest
63.3%
South
12.8%
West
0.4%
Midwest
17.4%
Northeast
19.2%
West
63.4%
Intermediate
19.3%
Peaking
45.2%
Baseload
35.5%
Intermediate
43.6%
Peaking
28.4%
Baseload
28.0%
Intermediate
29.2%
Peaking
38.3%
Baseload
32.5%
Midwest
44.6%
Northeast
21.8%
West
26.0%
South
7.6%

DYNEGY

U.S. Power Group

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Growth • Value • Vision
GREENFIELD DEVELOPMENT
GREENFIELD DEVELOPMENT
More than 7,600 MW in various stages of power generation development, with approximately 30% in advanced stages
Sandy
Creek Long Leaf
White Pine/
Egan Elk Run
Plum Point
Unit 2 High Plains Five Forks
West
Deptford West Texas
Texas Georgia Nevada Iowa Arkansas Colorado Virginia New Jersey Texas
Coal/800 Coal/1,200
Coal/Wind
1,600/200
Coal/750 Coal/665 Coal/600 Coal/800 Coal/500
Natural
Gas/500
Application Filed
Permit Issued
Application Filed
Draft Permit Issued
Application Filed
Permit Issued
Water Supply Secured/Available
Fuel/MW
Site Secured
Zoning Approved/Not Required
Location
Solid
Waste
Permit
Water
Discharge
Permit
Air
Permit
N/A
N/A

Growth • Value • Vision
SIGNIFICANT REPOWERING OPPORTUNITIES
SIGNIFICANT REPOWERING OPPORTUNITIES
Bridgeport (Connecticut)
Addition of up to 320-MW peaking capacity on existing site
Ability to capture energy, capacity and ancillary revenues
South Bay (California)
Pursuing replacement of current plant with 500-MW CCGT on adjacent site
Would provide much needed power and grid stability in major load pocket with reduced emissions profile
Have requisite emission reduction credits on hand
Morro Bay (California)
Pursuing 1,200-MW CCGT development on adjacent parcel; design based on recent
Moss Landing 1,000 MW development
All permitting complete except NPDES permit
Eligible for energy, capacity and ancillary revenues
Oakland (California)
Repowering of existing site to 250-MW combined cycle project on adjacent site
Significant interest from regional load-serving entities

Growth • Value • Vision
DEBT AND OTHER OBLIGATIONS
PRO FORMA AS OF 12/31/06
DEBT AND OTHER OBLIGATIONS
PRO FORMA AS OF 12/31/06
Dynegy Power Corp.
Central Hudson
(4)
$801
Dynegy Holdings Inc.
$470 Million Revolver
(1)
$0
Synthetic LC Facility
(2)
$200
Term Loan
(3)
$0
Second Secured Notes              $11
Sr. Unsec. Notes/Deb.           $2,397
Subordinated Debentures       $200
Secured
Key
Secured Non-Recourse
Unsecured
Note: Represents pro forma debt balances as of 12/31/06, except for Plum Point, which reflects net debt as of 6/30/06.
(1) Represents drawn amounts under the revolver as of 9/13/06; assumed to be undrawn as of 12/31/06.
(2) Proceeds from this facility have been drawn and fully collateralize the issuance of letters of credit.
(3) Assumed to be repaid with the proceeds from the expected closing of the Rockingham asset sale in 4Q 2006.
(4) Central Hudson lease payments are unsecured obligations of Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”) under the lease.
DHI has guaranteed the lease payments on a senior unsecured basis.  Amount reflects PV (10%) of future lease payments as of 12/31/06.
(5) See the Appendix for more details about the LS Power debt portfolio.
(6) See the Appendix for more details about the Plum Point debt.
LS Holdco
($ in millions)
Dynegy Inc..
Synthetic LC Facility $185
Jr. Sub. Note to LSP $275
Sithe Energies
Senior Debentures      $428
LS Power Portfolio
(5)
1st Lien $1,502
2nd
Lien $200
Operating Assets $1,702
Plum Point, Net
(6)
$106
Total $1,808

Growth • Value • Vision
MULTIPLE VALUE OPTIONS FOR INVESTORS
MULTIPLE VALUE OPTIONS FOR INVESTORS
Immediate free cash flow
per share accretion
Predictable cash flow
stream
Rapid deleveraging of
balance sheet
Creates value for common
shareholders
Enhanced fuel, dispatch
and geographic diversity
Track record of strong
operational performance
and opportunistic
commercial approach
Significant presence in
key regions as power
recovery continues
Established vehicle for
future growth
Ability to increase
portfolio without
substantial impact to cost
structure
Better positioned to
participate in future
sector consolidation
Financial Stability
and Rapid
Deleveraging
Financial Stability
and Rapid
Deleveraging
Enhanced Scale,
Diversity and  Market
Position
Enhanced Scale,
Diversity and  Market
Position
Long-Term
Investment Outlook
and Proven
Development
Platform
Long-Term
Investment Outlook
and Proven
Development
Platform
Near-Term
Value
Near-Term
Value
Medium-Term
Value
Medium-Term
Value
Long-Term
Value
Long-Term
Value
Unique platform to deliver shareholder value

Growth • Value • Vision
DYNEGY’S NEW TO-DO LIST
DYNEGY’S NEW TO-DO LIST
1.
Integrate portfolios
Continued focus on cost reduction while combining assets, accounting systems, HR functions, etc.
Evaluate outsourcing arrangements relative to Dynegy’s ability to absorb with little incremental costs
2.
Streamline “right-hand” side of balance sheet
Simplify/streamline debt structure to reduce fees and maximize capital availability for shareholders
3.
Optimize “left-hand” side of balance sheet
Rationalize asset portfolios to create maximum efficiency and focus while releasing excess capital for shareholders
Majority of key consolidation execution steps
expected to be completed by closing

Growth • Value • Vision
UPCOMING EVENTS
UPCOMING EVENTS
West Coast Marketing Trip: Week of October 2 with JP Morgan Energy
Group
Third Quarter 2006 Results Announcement: Week of November 6
Third Quarter 2006 Form 10-Q Filing Deadline: November 9
Introduction of 2007 Cash Flow and Earnings Estimates: Early December
Segment results by contract type, merchant and pricing
Cash-based results
Income-based estimates allowing for purchase accounting